SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 10, 2003
                                                --------------------------------


                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-99451                    52-1495132
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street,  Edison,  New Jersey                              08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

                  Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by Deutsche Bank Securities Inc., which is hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.               Description
            -----------               -----------

            (99) Collateral Term Sheets and Structural Term Sheet prepared by Deutsche Bank Securities Inc. in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-S4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MORTGAGE FINANCE CORPORATION


      April 11, 2003
      -----------------------
                                   By:  /s/ Eileen Lindblom
                                       ---------------------------------------
                                       Eileen Lindblom
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.    Description                                        Electronic (E)
-----------    -----------                                        --------------

(99)           Collateral Term Sheets and Structural Term Sheet        (E)
               prepared by Deutsche Bank Securities Inc. in connection with Chase Mortgage Finance
               Corporation, Multi-Class Mortgage Pass-Through
               Certificates, Series 2003-S4.